                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 28, 2000


                               ITC/\DELTACOM, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-23253               58-2301135
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
      of Incorporation)                                   Identification No.)



        1791 O.G. Skinner Drive
         West Point, Georgia                            31833
(Address of Principal Executive Offices                (ZIP Code)



      Registrant's telephone number, including area code:  (706) 385-8000


                                Not applicable
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

          On February 28, 2000, ITC/\DeltaCom, Inc. issued four press releases relating to various aspects of its operations, financing plans and management. Attached as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K are the texts of each of the February 28, 2000 press releases, which are incorporated by reference in this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            99.1 Press Release, dated February 28, 2000, relating to the creation of a new company, e/\DeltaCom.
            99.2 Press Release, dated February 28, 2000, relating to ITC/\DeltaCom's receipt of a commitment for a $160 million senior secured credit facility.
            99.3 Press Release, dated February 28, 2000, relating to certain financial and operating results of ITC/\DeltaCom for the fourth quarter and year ended December 31, 1999.
            99.4 Press Release, dated February 28, 2000, relating to the resignation of Foster McDonald as President of ITC/\DeltaCom.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITC/\DELTACOM, INC.


Date:   March 1, 2000                         /s/ J. Thomas Mullis
                                              --------------------------------
                                              J. Thomas Mullis
                                              Senior Vice President--General
                                              Counsel, Secretary

                                       3